February 2010 Exhibit 99.1 © 2004-2010 Chelsea Therapeutics, Inc.

Forward-Looking Statement
Forward-Looking Statement
This presentation is being provided for informational and discussion purposes.  This presentation is not intended to provide and should not be relied upon as investment advice or an opinion regarding the appropriateness or suitability of any investment.
Nothing herein should be construed to be an offer to sell, or a solicitation of an offer to buy, any securities.
This presentation contains forward-looking statements regarding future events.  These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially.  These risks and uncertainties include failure to get regulatory approval for our product candidates, market acceptance for approved products, management of rapid growth, risks of regulatory review and clinical trials, intellectual property risks, and the need to acquire additional products.  The reader is referred to the documents that Chelsea Therapeutics International, Ltd. files from time to time with the Securities and Exchange Commission.

Chelsea Overview
Chelsea Overview
Developing Two Major Assets With Multiple, High-Potential Indications
• Droxidopa:
•
Neurogenic
Orthostatic Hypotension*(Northera™)
•
Intradialytic
Hypotension*
•
Fibromyalgia
•
Adult Attention Deficit and Hyperactivity Disorder
•
Freezing of Gait*
•
Chronic Fatigue
•
Other norepinephrine related indications
• Non-Metabolized Antifolates (CH-1504/CH-4051/CH-4446/Others):
•
Rheumatoid Arthritis
•
Psoriasis
•
Crohn’s Disease
•
Ankylosing Spondylitis
•
Uveitus
•
Oncology
•
Other Inflammatory Diseases
*Approved indication in Japan

Preclinical Phase I Phase II Phase III
Droxidopa:
NOH (Northera)
Study 302: PD, MSA, PAF
Study 301: PD, MSA, PAF
Study 306: PD
Fibromyalgia
Intradialytic Hypotension
Metabolically Inert
Antifolates:
Rheumatoid Arthritis
CH-4051
CH-1504
Other  Autoimmune: CH-4051
Investigator
Studies:
AdultADHD:
Droxidopa
Chronic
Fatigue
Droxidopa

Strong and Balanced Pipeline
Strong and Balanced Pipeline
Data: Q3 09
Data: Q3 10
Data: Q2 11
Data: Q4 10/Q1 11
Data: Q1 09
Data: Q1 09
Data: Q2 11
Data: Q2 09
Data: 2011
Data: 2011

PD ≥
80%
PAF < 5%
MSA ≤
15%

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Neurogenic
Neurogenic
Orthostatic Hypotension
Orthostatic Hypotension
• Neurogenic Orthostatic Hypotension (NOH)
•
Sudden fall in BP when standing from a sitting/lying position
•
Symptoms include lightheadedness, dizziness, falling, syncope
•
Caused by diminished synthesis and/or release of the NE used by autonomic nerves to regulate blood vessels and heart
•
80% of all incidence of orthostatic hypotension is neurogenic in nature
• Generates significant health care costs and impact on quality of life
• Associated with 3 Primary Patient Groups

HO
HO
N
COOH
HO
HO
OH
N
COOH
Dopa
Decarboxylase
HO
HO
N
HO
HO
OH
N
Dopamine
Norepinephrine

CHELSEA THERAPEUTICS
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Northera
Northera
Overview
Overview
• “Prodrug” of Norepinephrine: Allows Autonomic Nervous System to Naturally
Resume Normal Function
• Enviable Safety and Efficacy Profile: Million+ years of Japanese Post-Approval Patient
Data
•
SAEs never statistically significantly exceeded placebo in any clinical trial to date
•
Therapeutic use of peripheral dopa-decarboxylase inhibitors (DDI) in PD patients does not blunt effect of Northera
•
Sinemet®
– a synthetic metabolic precursor
to Dopamine
• Effectively treats movement disorders
caused by Dopamine deficits
•
Northera™
– a synthetic metabolic precursor
to Norepinephrine
• Effectively treats signs and symptoms of
dysautonomia caused by norepinephrine
deficits
Sinemet
®
Northera™

Original Northera
Original Northera
Phase III Program: NOH
Phase III Program: NOH
• Study 302: Pivotal Proof of Efficacy – Withdrawal Design
• Study 303: Long-Term Safety Extension to Study 302 – includes long-term efficacy assessment after 3 months
• Study 301: Pivotal Proof of Efficacy – Induction Design
• Study 304: Long-Term Safety Extension to Study 301
• Study 305: 24 HR Blood Pressure Monitoring Study – subgroup of 301 patients

Non-Responders
excluded
Placebo

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Study 302: Design
Study 302: Design
• Withdrawal design study in 101 NOH patients with primary autonomic failure
• Primary Efficacy Measure: OHSA item 1 (dizziness)
100mg
200mg
300mg
400mg
500mg
600mg
Up to 2 weeks (open-label)
1 week (open-
label)
Northera™
2 weeks (blinded)
Randomization
Northera™
Visit

Study 302: Demographics
Study 302: Demographics
All Patients PD Patients Only
Placebo Northera Placebo Northera
Number of
Patients
51 50 23 21
Age
(Years)
66.6 63.1 69.5 72.4
Gender
(% Male)
62.8 60.0 73.9 71.4
Mean
Northera at
Titration (tid)
361 mg 412 mg 387 mg 352 mg
DDI Use 29 (57%) 28 (56%) 23 (100%) 21 (100%)

No Significant Adverse Events
No Significant Adverse Events
•
Midodrine label: supine hypertension (>200mmHg) =13.4%
•
Most common adverse events reported:
• Falls: 2% Northera, 12% placebo
• Headache: 2% Northera, 8% placebo
• Supine Hypertension:
BP (mm HG)
Number of
Placebo
Patients
Number of
Northera
Patients
180-200 3 (6%)
6 (12%)
?
200
0 1 (2%)

Key Symptomatic Efficacy Outcome Measures
Key Symptomatic Efficacy Outcome Measures
•
Orthostatic Hypotension Questionnaire: OHQ
•
Orthostatic Hypotension Symptom Assessment: OHSA
1. Dizziness, lightheadedness, feeling faint, or feeling like you might blackout
2. Problems with vision (blurring, seeing spots, tunnel vision, etc.)
3. Weakness
4. Fatigue
5. Trouble concentrating
6. Head/neck discomfort
•
Orthostatic Hypotension Daily Activities Scale: OHDAS
1. Standing short time
2. Standing long time
3. Walking short time
4. Walking long time

All Patients, n=101
Parkinsons Disease, n=44
Improvement vs Placebo
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
*
*
*
**
*
Dizziness
Vision
Weakness
Fatigue
Concentration
Head & Neck Pain
Standing Short Time
Standing Long Time
Walking Short Time
Walking Long Time
OHSA
OHDAS

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Broad Symptomatic and Functional Benefits Broad Symptomatic and Functional Benefits * p<0.05 ** p<0.01 Favors Northera Favors Placebo

Improvement vs Placebo
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
*
**
All Patients
PD Patients
All Patients, n=101
PD Patients, n=44
* p<0.05
** p<0.01

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Study 302: Benefit on OHQ Composite Scores Study 302: Benefit on OHQ Composite Scores Composite Score Best Capture Full Therapeutic Benefit of Northera 13

Study 302: Results Summary
Study 302: Results Summary
• Northera™ treatment associated with positive trends in 13 of 14 prospectively identified individual outcome variables
• 16 of 17 including composite scores
• 5 prospectively defined endpoints achieved statistical significance
• Symptomatic/functional benefit Scorecard
Droxidopa 5 Midodrine 0
• Greatest improvement in activities of daily living
• Most robust treatment effect in PD subgroup
• Post Hoc analysis of OHQ composite significant  (p<0.05)
• Significant improvement for both the clinician-recorded (p<o.o5) and patient-
recorded (p<o.o1) CGI-severity scale
• Reduction in self-reported falls
• 6 placebo patients reported falls
• 1 Northera patient reported falls
• Safe and very well tolerated

Incorporating Key Findings from 302
Incorporating Key Findings from 302
•
Met with FDA to Discuss Results and Key Learnings from Study 302
•
Provided all data and sensitivity testing on outcome scales
•
Indicate benefit of using OHQ composite score
•
Open Label Response Criteria Not Optimal Enrichment Technique
•
BP responders didn’t correlate with efficacy outcome parameter
•
Item #1 (Dizziness) Does Not Fully Capture Treatment Effect
•
Item 1 scores don’t correlate to Global Impressions of Disease Severity (CGI-S)
•
Behavior modification occurs
•
Patients doing poorly don’t challenge themselves therefore don’t get dizzy
•
Adjusted Clinical Program in Response to New Data

History of Successful FDA Interactions
History of Successful FDA Interactions
•
Granted Orphan Status
•
Granted SPA for Study 301
•
Granted Fast Track Status
•
Met with FDA in November 2009
•
Granted Increase in Study 301 patient enrollment to 150
•
Increases power/robustness of outcome and viability of overall NDA submission
•
Improves likelihood of positive outcome
•
Granted Request to Change Primary Outcome in Ongoing Study 301
•
Confirmed SPA for Study 301 following change in endpoint

Current Northera
Current Northera
Phase III Program: NOH
Phase III Program: NOH
•
Study 302: Pivotal Proof of Efficacy – Withdrawal Design
•
Study 303: Long-Term Safety Extension to Study 302 – includes long-term efficacy assessment after 3 months
•
Study 301: Pivotal Proof of Efficacy – Induction Design
Change in Primary Endpoint to OHQ composite
Increasing Enrollment to 150 patients
•
Study 304: Long-Term Safety Extension to Study 301
•
Study 305: 24 HR Blood Pressure Monitoring Study – subgroup of 301 patients
•
Study 306: Pivotal Proof of Efficacy – Induction Design
NOH in Parkinson’s Patients Only – targeting most robust effect
Primary Endpoint: OHQ composite

Non-Responders
excluded
Northera ™

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Study 301: Revised Design
Study 301: Revised Design
•
Induction design study in150 NOH patients with primary autonomic failure
•
Primary efficacy measure: OHQ composite
•
Special Protocol Assessment
100mg
200mg
300mg
400mg
500mg
600mg
Washout
Randomization
Placebo
Up to 2 weeks (open-label)
1 week (open-
label)
1 weeks (blinded)
Visit

Screening
Baseline OHQ Composite
Visit 4
Visit 5
Visit 6
Improvement over Placebo

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Study 306: NOH in Parkinson’s Disease
Study 306: NOH in Parkinson’s Disease
Randomization
Visit 2
Up to 2 weeks 8 weeks
N= 42
N= 42
Visit 1
Placebo, TID
100mg 200mg 300mg 400mg 500mg 600mg
100mg
200mg
300mg
400mg
500mg
600mg
Northera™, TID
Visit 3a, 3b, 3c….
Visit 7
2 weeks
•
Enriched Heterogeneous population: 84 PD Patients with NOH
•
Longer Treatment duration allows active arm to improve and placebo to fail
•
Primary efficacy measure: OHQ composite
•
Starting Q2 2010, top-line data Q2 2011
OR
Double-Blind Treatment Double-Blind Titration

•
Differentiated Profile
•
Treats underlying cause of NOH
•
Ideal candidate for first line therapy
•
Benign safety profile a significant benefit for patients taking multiple medications
•
Significant Upside Potential:

Northera
Northera
NOH Value Proposition
NOH Value Proposition
US TID Sales*
$300-375
million
+ QD Formulation
+ Better PD Efficacy
+  Midodrine
Withdrawn
+ ROW
*Assumptions:
Price: $30/day,Compliance: 70%

Droxidopa: Label Expansion Opportunities
Droxidopa: Label Expansion Opportunities

Fibromyalgia Chronic
Fatigue
Syndrome
Adult
Attention Deficit
Disorder
Intradialytic
Hypotension
CHTP:
Phase II
CHTP:
Phase II
Investigator:
Phase II
Investigator:
Phase II
Norepinephrine Related Disorders
15-25% of all
hemodialysis
patients suffer
from IDH
Chronic Pain
Disorder that
Affects 5.8 million
Americans
Second Most
Common
Neuropsychiatric
Disorder Affecting
4.4% of US adults
Debilitating
Fatigue Disorder
Affecting 1 - 4
million Americans
Droxidopa Droxidopa + Carbidopa Droxidopa + Carbidopa
Droxidopa + Carbidopa
Future Growth Opportunities

Novel Antifolates
Novel Antifolates
with Blockbuster Potential
with Blockbuster Potential
•
First non-metabolized oral antifolates
•
Engineered for improved safety and increased tolerability vs. methotrexate
•
Potential first line and combination treatment for rheumatoid arthritis
•
Not competing with Biologics
•
Methotrexate (MTX) remains most widely prescribed RA treatment:
•
Limitations are AEs and long-term safety concerns
•
Undergoes significant metabolism
Hydroxylated
Polyglutamylated
•
An estimated 1/3 of patients who continue treatment with MTX only achieve  a partial efficacy response
•
Additional high potential global markets
•
Psoriasis, other immunological disorders and Cancer

ACR 20 Response
Percent of Patients
45
40
35
30
25
20
15
10
5
0
MTX
0.25
0.50
1.00
ACR20
ACR50
ACR70

Incidence of ALT Elevations @ wk 12
Percent of Patients
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
MTX
0.25
0.50
1.00
abn. ALT >1xULN

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CH-1504: Phase II Proof-of-Concept
CH-1504: Phase II Proof-of-Concept
•
12-week trial comparing CH-1504 to MTX in 200 MTX naive RA patients
•
0.25, 0.5 or 1.0 mg daily dose of CH-1504 vs. 20 mg weekly dose of MTX
•
Achieved Primary Objective by Demonstrating Comparable ACR 20 Response
Rates To MTX and Improved Safety Profile
•
No Drop outs Resulting From GI Tolerability Issues in Any CH-1504 Arm

CH-4051: Greater Efficacy/Safety
CH-4051: Greater Efficacy/Safety
•
Key preclinical findings suggests:
•
Superior preclinical efficacy to both CH-1504  MTX
•
Enzymatic activity (DHFR inhibition)
•
Uptake by Reduced Folate Carrier
•
Increases activity in CIA model over both CH-1504 and MTX
•
Improved safety/toxicity
•
Phase I SAD study & MAD study:
•
Significantly higher doses tolerated than CH-1504
•
No serious adverse events
•
GI and reversible LFT elevations at highest doses
•
Improved bioavailability vs. CH-1504
•
Plasma concentrations suggest superior efficacy over MTX based on animal models

Screening
Randomization Visit (1:1)
Baseline Visit
Hybrid ACR Score
Follow Up

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CH-4051 Phase II: MTX Partial Responders RA
CH-4051 Phase II: MTX Partial Responders RA
2 weeks 12 weeks
N= 50
Up to 2 weeks
20 mg/wk MTX + FOLATE
3.0 mg CH-4051/daily + FOLATE
3.0 mg CH-4051/daily
1.0 mg CH-4051/daily
0.3 mg CH-4051/daily
N= 50
N= 50
N= 50
N= 50
+
4 weeks
•
12-week, 5-arm trial comparing CH-4051 to MTX in 250 RA patients
•
MTX Partial Responders
•
Primary efficacy measure: ACR Hybrid Score
•
Starting Q2 2010, top-line data Q2 2011
Double-Blind Treatment
MTX Washout

Efficacy Analysis Using Hybrid ACR
Efficacy Analysis Using Hybrid ACR
•
Hybrid ACR Score (hACR).
•
Endorsed by ACR, FDA and key opinion leaders
•
More sensitive to treatment effects than traditional ACR 20/50/70
•
Starts with ACR 20/50/70 as a basis--permits greater precision than discrete ACR scores
Example:
If a patient meets traditional criteria for ACR20 (minimum 20% improvement), but really has 35% improvement in all signs and symptoms--that patient is hACR35
•
If the study shows statistically significant benefits in hACR for CH4051:
•
Second part of primary analysis tests ACR 20/50/70
•
"step-down" procedure used--no statistical penalty

Financial Summary
Financial Summary
Capitalization as of January 31, 2009
Common Stock 33,500,406
Warrants 4,060,758
Options 4,606,430
Fully Diluted42,167,594
Cash as of September 30, 2009
$30 million
Expected Q4 09 Cash$22 million

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CHELSEA THERAPEUTICS

NASDAQ: CHTP

Looking Ahead….
Looking Ahead….
Finalize Protocol Northera PIII: NOH Study 306 Q1 10
Top-line Results Northera: Study 305 Q1 10
Initiate Northera PIII: NOH Study 306 Q2 10
Top-line Results Northera: Study 303 Q2 10
Initiate CH-4051 PII: RA Q2 10
Top-line Results Northera PIII: NOH Study 301 Q3 10
Interim Results Droxidopa PII: Fibromyalgia H2 10
Top-line Results Northera PIII: NOH Study 306 Q2 11
Northera NDA: NOH Q2 11
•
Operational Focus
• Drive Northera Registration Program/NDA
• Advance CH-4051 in RA and Droxidopa in additional indications
• Execute strategic, cash generating licensing/partnership opportunities
•
Upcoming Milestones